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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)   August 24, 1998
                                                        ----------------

                         ABN AMRO Mortgage Corporation
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                       Delaware
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                    (STATE OR OTHER JURISDICTION OF INCORPORATION)


       333-42127                                      363886007
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(COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)

181 West Madison Street
Chicago, Illinois                                       60602
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                     248-643-2530
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                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    Not Applicable
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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Description of the Certificates and the Mortgage Pool.

     On August 26, 1998, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 1998-3 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1 dated as of August 1, 1998, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), LaSalle Home Mortgage Corporation as servicer and Chase Bank of Texas, National Association as trustee. The Certificates consist of fifteen classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-6 Certificates", the "Class A-X Certificates", the "Class A-P Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to-four unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on August 1, 1998 (the "Cut-off Date"), an aggregate principal balance of $332,842,023 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired the Trust Fund assets from Standard Federal Bank ("Standard Federal") pursuant to a Mortgage Loan Purchase Agreement (the "Standard Federal Mortgage Loan Purchase Agreement") dated August 26, 1998, attached hereto as Exhibit 4.2, between Standard Federal as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-X, Class A-P, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated March 25, 1998, and a Prospectus Supplement, dated August 24, 1998, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated March 27, 1998, attached hereto as Exhibit 1.1, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard Federal Bancorporation"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and ABN AMRO Incorporated ("AAI") (DLJ and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated August 24, 1998, attached hereto as Exhibit 1.2, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class IA-1, Class B-3, Class B-4 and Class B-5 Certificates to DLJ as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated August 26, 1998 among the Depositor, Standard Federal Bancorporation and the Initial Purchaser.

     Each Class of Certificates will have either an initial certificate principal balance ("Certificate Principal Balance") or represent the right to receive distributions of interest as provided in the Pooling and Servicing Agreement on a hypothetical or notional principal balance ("Notional Principal Balance"). The Class A-1 Certificates have an initial Certificate Principal Balance of $53,863,388.00. The Class A-2 Certificates have an initial Certificate Principal Balance of $16,343,000.00. The Class A-3 Certificates have an initial Certificate Principal Balance of $31,807,248.00. The Class A-4 Certificates have an initial Certificate Principal Balance of $131,221,234.00. The Class A-5 Certificates have an initial Certificate Principal Balance of $84,232,214.00. The Class A-6 Certificates have an initial Certificate Principal Balance of $605,297.00. The Class A-X Certificates have an initial Notional Principal Balance of $18,334,272.44. The Class A-P Certificates have an initial Certificate Principal Balance of $623,756.24. The Class M Certificates have an initial Certificate Principal Balance of $7,156,103.00.
The Class B-1 Certificates have an initial Certificate Principal Balance of $2,829,158.00. The Class B-2 Certificates have an initial Certificate Principal Balance of $1,497,789.00. The Class B-3 Certificates have an initial Certificate Principal Balance of $998,526.00. The Class B-4 Certificates have an initial Certificate Principal Balance of $832,105.00. The Class B-5 Certificates have an initial Certificate Principal Balance of $832,105.18. The Class R Certificate has an initial Certificate Principal Balance of $100.00.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


                                     -2-
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------
1.1 Underwriting Agreement, dated as of March 27, 1998, among ABN AMRO Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

1.2 Terms Agreement, dated August 24, 1998, among ABN AMRO Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

4.1 Pooling and Servicing Agreement, dated as of August 1, 1998, among ABN AMRO Mortgage Corporation as depositor, LaSalle Home Mortgage Corporation as servicer, and Chase Bank of Texas, National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of August 26, 1998, between Standard Federal Bank as seller and ABN AMRO Mortgage Corporation as purchaser.






                                     -3-
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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ABN AMRO MORTGAGE CORPORATION
                                         (Registrant)




Dated: September 3, 1998                 By:      /s/ Maria Fregosi
                                            ----------------------------------
                                         Name:   Maria Fregosi
                                                ------------------------------
                                         Title:  Vice President
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                                  INDEX TO EXHIBITS



EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------
1.1 Underwriting Agreement, dated as of March 27, 1998, among ABN AMRO Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

1.2 Terms Agreement, dated August 24, 1998, among ABN AMRO Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

4.1 Pooling and Servicing Agreement, dated as of August 1, 1998, among ABN AMRO Mortgage Corporation as depositor, LaSalle Home Mortgage Corporation as servicer, and Chase Bank of Texas, National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of August 26, 1998, between Standard Federal Bank as seller and ABN AMRO Mortgage Corporation as purchaser.